PRUDENTIAL JENNISON MID-CAP GROWTH FUND, INC.

PGIM Jennison Mid-Cap Growth Fund ("Mid-Cap Growth Fund")

PRUDENTIAL INVESTMENT PORTFOLIOS 2

PGIM Jennison Small-Cap Core Equity Fund ("Small-Cap Core Equity Fund")

PRUDENTIAL JENNISON BLEND FUND, INC.

PGIM Jennison Blend Fund ("Blend Fund")

(each a "Fund" and collectively the "Funds")

Supplement dated March 21, 2022, to each Fund's Currently Effective Summary Prospectus and Prospectus.

You should read this Supplement in conjunction with each Fund's Summary Prospectus and Prospectus, as applicable, and retain it for future reference.

Effective immediately: Mr. Eric Satorius, CFA, is added to the portfolio management team of the Mid-Cap Growth Fund; Mr. Jonathan Shapiro is added to the portfolio management teams of the Small-Cap Core Equity Fund and the Blend Fund; and Ms. Sheetal Prasad, CFA, is removed from the portfolio management teams of each Fund.

To reflect these changes, each Fund's Summary Prospectus and Prospectus are hereby revised as follows effective immediately:

1.All references to Ms. Prasad are hereby removed from each Fund's Summary Prospectus and Prospectus.

2.The table in the section of the Mid-Cap Growth Fund's Summary Prospectus and Prospectus entitled "Management of the Fund" is hereby revised by adding the information set forth below with respect to Mr. Satorius:

Investment	Subadviser	Portfolio	Title	Service Date
Managers		Managers

PGIM Investments	Jennison	Eric Satorius,	Managing Director	March 2022
LLC	Associates LLC	CFA

2. The tables in the sections of the Small-Cap Core Equity Fund's and the Blend Fund's Summary Prospectus and Prospectus entitled "Management of the Fund" are hereby revised by adding the information set forth below with respect to Mr. Shapiro:

Investment	Subadviser	Portfolio	Title	Service Date
Managers		Managers

PGIM Investments	Jennison	Jonathan Shapiro	Managing Director	March 2022
LLC	Associates LLC

3. The section of the Mid-Cap Growth Fund's Prospectus entitled "How the Fund is Managed – Portfolio Managers", is hereby revised by adding the following professional biography for Mr. Satorius:

Eric Sartorius, CFA, is a Managing Director, small cap core and mid cap growth equity portfolio manager, and research analyst. He joined Jennison in March 2013 and began co-managing the small cap core strategy in January 2017 and the mid cap growth strategy in March 2022. Mr. Sartorius was previously a portfolio manager and information technology and healthcare senior research analyst on the small and mid-cap growth investment team at Allianz Global Investors. He began his investment career as a research associate covering information technology stocks at Fred Alger Management. Mr. Sartorius earned a BA in political economics from Williams College and he holds the Chartered Financial Analyst (CFA) designation.

4.The sections of the Small-Cap Core Equity Fund's and the Blend Fund's Prospectus entitled "How the Fund is Managed – Portfolio Managers", are hereby revised by adding the following professional biography for Mr. Shapiro:

Jonathan M. Shapiro is a Managing Director, a small and smid cap core and financial services portfolio manager, and research analyst. He joined Jennison in June 2006 and began co-managing the smid cap core strategy in January 2017, the financial services strategy in October 2017, and the small cap core strategy in March 2022. Prior to joining Jennison, Mr.

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Shapiro was a vice president and head of the small companies/special situations research group at Goldman Sachs. Prior to Goldman Sachs, Mr. Shapiro worked at KPMG Consulting and Jones Lang Wootton Realty Advisors. Mr. Shapiro earned a BA, magna cum laude, with high honors in history from Dartmouth College and an MBA from The Wharton School at the University of Pennsylvania.

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